UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2013

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 6, 2013, the Registrant held its 2013 Annual Meeting of Stockholders. The following matters were submitted to a vote of stockholders:

•	The election of one director as a Class III member of the Registrant’s Board of Directors for a three year term expiring in 2016;

•	The ratification of BDO USA, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	The approval of the Registrant’s Employee Stock Purchase Plan;

•

The approval, in accordance with Nasdaq Marketplace Rules, of the issuance of shares of the Registrant’s common stock underlying convertible notes and warrants previously issued by the Registrant, in an amount equal to or in excess of 20% of the Registrant’s common stock outstanding before the issuance of common stock underlying such convertible notes and warrants; and

•	The advisory vote on executive compensation disclosed in the Registrant’s proxy statement.

As of the record date of June 13, 2012, there were 22,877,436 shares of Common Stock outstanding and entitled to vote at the meeting. The holders of 12,053,243 shares of Common Stock were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, the director nominated was re-elected and the proposals noted above were all approved. The vote with respect to the election of the director was as follows:

Director	For	Withheld	Broker Non-Votes
Heath B. Clarke	2,633,576	606,573	8,866,344

The vote with respect to the ratification of the appointment of BDO USA, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was as follows:

For	Against	Abstain	Broker Non-Votes
11,604,838	225,536	276,119	0

The vote with respect to the Employee Stock Purchase Plan was as follows:

For	Against	Abstain	Broker Non-Votes
2,066,027	1,115,801	58,321	8,866,344

The vote with respect to the issuance of 20% or more of the Registrant’s common stock in connection with the conversion of convertible notes and warrants was as follows:

For	Against	Abstain	Broker Non-Votes
2,202,457	963,526	74,166	8,866,344

The vote with respect to the advisory vote on executive compensation was as follows:

For	Against	Abstain	Broker Non-Votes
1,980,542	1,182,030	77,577	8,866,344

On August 6, 2013, the Registrant issued a press release announcing the results of its 2013 Annual Meeting of Stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Local Corporation dated August 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: August 6, 2013	By:	/s/ Kenneth S, Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Local Corporation dated August 6, 2013.